UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2020

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange
Corporate Units	SWP	New York Stock Exchange
Corporate Units	SWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On February 10, 2020, Stanley Black & Decker, Inc. (the “Company”) completed its previously announced underwritten public offerings (the “Offerings”) of (i) $750,000,000 in aggregate principal amount of the 2.300% Notes due 2030 (the “Notes”) and (ii) $750,000,000 in aggregate principal amount of the 4.000% Fixed-to-Fixed Reset Rate Debentures due 2060 (the “Debentures”). The Notes were offered and sold pursuant to a prospectus, dated October 25, 2017 (the “Base Prospectus”), forming a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-221127), and a prospectus supplement, dated February 3, 2020. The Debentures were offered and sold pursuant to the Base Prospectus and a separate prospectus supplement, also dated February 3, 2020. The Company intends to use the aggregate net proceeds from the Offerings for general corporate purposes, including funding of any acquisitions and repayment of its borrowings. Pending such application of the net proceeds, the Company may temporarily invest the net proceeds in interest-bearing accounts or shorter term interest-bearing debt instruments.

The Notes

The Notes were issued under an indenture, dated as of November 1, 2002 (the “Base Senior Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Notes Trustee”), as successor trustee to JPMorgan Chase Bank, N.A., as supplemented by an eighth supplemental indenture, dated as of February 10, 2020 (the “Eighth Supplemental Indenture”), between the Company and the Notes Trustee, establishing the terms of the Notes (the Base Senior Indenture, as so supplemented, the “Senior Indenture”). The Senior Indenture and the form of the Notes, which is attached as an exhibit to the Eighth Supplemental Indenture, provide, among other things, that the Notes are senior unsecured obligations of the Company.

The Notes were priced to the public at 99.667% of the principal amount thereof. The Notes will mature on March 15, 2030 and will bear interest from and including February 10, 2020 at a rate of 2.300% per year. The Company will pay interest on the Notes on March 15 and September 15 of each year, commencing on September 15, 2020.

Prior to December 15, 2029, the Company may redeem the Notes, at its option, at any time and from time to time, as a whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) a make-whole amount as set forth in the Senior Indenture, plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the redemption date. Commencing on December 15, 2029, the Company may redeem the Notes, at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the redemption date.

Subject to certain limitations, in the event of a change of control repurchase event, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase. The Senior Indenture also contains certain limitations on the Company’s ability to incur liens and enter into sale lease-back transactions, as well as customary events of default.

A copy of the Base Senior Indenture is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K, and a copy of the Eighth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the material terms of the Base Senior Indenture, the Eighth Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to such exhibits.

The Debentures

The Debentures were issued under an indenture, dated as of November 22, 2005 (the “Base Junior Subordinated Debenture”), between the Company and HSBC Bank USA, National Association, as trustee (the “Debentures Trustee”), as supplemented by a sixth supplemental indenture, dated as of February 10, 2020 (the “Sixth Supplemental Indenture”), between the Company and the Debentures Trustee, establishing the terms of the Debentures (the Base Junior Subordinated Indenture, as so supplemented, the “Junior Subordinated Indenture”). The Junior Subordinated Indenture, as supplemented by the Sixth Supplemental Indenture, includes customary agreements and covenants by the Company.

The Junior Subordinated Indenture and the form of the Debentures, which is attached as an exhibit to the Sixth Supplemental Indenture, provide, among other things that the Debentures are the Company’s unsecured obligations and rank equally in right of payment with its other unsecured junior subordinated indebtedness from time to time outstanding. The Debentures were priced to the public at 100% of the principal amount thereof and will mature on March 15, 2060. The Debentures will bear interest from and including February 10, 2020, to, but excluding, March 15, 2025 (the “Par Call Date”) at an annual rate of 4.000%, payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2020 and ending on the Par Call Date. From and including the Par Call Date, the Debentures will bear interest at an annual rate equal to a five-year Treasury rate plus 2.657%. The five-year Treasury rate will reset on each five-year anniversary of the Par Call Date (each such five-year anniversary, including the Par Call Date, a “Reset Date”), payable semi-annually in arrears on March 15 and September 15 of each year. The Company may defer interest payments during one or more deferral periods for up to five consecutive years per each such deferral period under certain circumstances.

The Debentures are redeemable, in whole or in part, at any time and from time to time, at the Company’s option. The redemption price for the Debentures to be redeemed on any redemption date other than the Par Call Date or any subsequent Reset Date will be equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed and (ii) a make-whole amount as set forth in the Junior Subordinated Indenture, plus accrued and unpaid interest. The redemption price for the Debentures to be redeemed on the Par Call Date or any subsequent Reset Date will be equal to 100% of the principal amount of the Debentures being redeemed, plus accrued and unpaid interest. In addition, the Company may redeem the Debentures in whole, but not in part, at any time if certain changes in tax laws, regulations or interpretations occur. In such case, the redemption price will be 100% of the principal amount of such Debentures being redeemed, plus accrued and unpaid interest. The Company may also redeem the Debentures at its option, in whole but not in part, at any time within 120 days after the occurrence of certain events in connection with a rating agency amending, clarifying or changing the equity credit criteria for securities such as the Debentures. In such case, the redemption price will be equal to 102% of the principal amount of the Debentures being redeemed, plus accrued and unpaid interest. In each case, the Company will pay accrued and unpaid interest to, but not including, the redemption date.

A copy of the Base Junior Indenture is incorporated by reference as Exhibit 4.4 to this Current Report on Form 8-K, and a copy of the Sixth Supplemental Indenture is attached as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the material terms of the Base Junior Subordinated Indenture, the Sixth Supplemental Indenture and the Debentures does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes, the Debentures, the Senior Indenture and the Junior Indenture is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of direct financial obligations.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

4.1

Indenture, dated as of November 1, 2002, between Stanley Black & Decker, Inc. and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (incorporated by reference to Exhibit 4(vi) to the Company’s Annual Report on Form 10-K for the year ended December 28, 2002).

4.2

Eighth Supplemental Indenture, dated as of February 10, 2020, between Stanley Black & Decker, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 2.300% Notes due 2030.

4.3	Form of Stanley Black & Decker, Inc.’s 2.300% Notes due 2030 (included in Exhibit 4.2 hereto).

4.4

Indenture, dated as of November 22, 2005, between Stanley Black & Decker, Inc. and HSBC Bank USA, National Association, as trustee (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, dated November 29, 2005).

4.5

Sixth Supplemental Indenture, dated February 10, 2020, between Stanley Black & Decker, Inc. and HSBC Bank USA, National Association, as trustee, relating to the 4.000% Fixed-to-Fixed Reset Rate Junior Subordinated Debentures due 2060.

4.6	Form of Stanley Black & Decker, Inc.’s 4.000% Fixed-to-Fixed Reset Rate Junior Subordinated Debentures due 2060 (included in Exhibit 4.5 hereto).

5.1	Opinion of Donald J. Riccitelli.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to Stanley Black & Decker, Inc., with respect to certain tax matters related to the Debentures.

23.1	Consent of Donald J. Riccitelli (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to certain tax matters (included in Exhibit 8.1).

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

By:	/s/ Janet M. Link
Name:	Janet M. Link
Title:	Senior Vice President, General Counsel and Secretary

Dated: February 10, 2020